Exhibit 10(118)

EXECUTION COPY

UNCONDITIONAL CAPITAL MAINTENANCE AGREEMENT

BETWEEN

AMERICAN INTERNATIONAL GROUP, INC.

AND

CHARTIS INC.

AND

THE INSURANCE COMPANIES NAMED ON SCHEDULE 1

This Unconditional Capital Maintenance Agreement (this “Agreement”), is made, entered into and effective as of February 17, 2012, by and between American International Group, Inc., a corporation organized under the laws of the State of Delaware (“AIG”), Chartis Inc., a corporation organized under the laws of the State of Delaware (“Chartis”), and each of the insurance companies listed on Schedule 1 hereto (each, a “Company” and collectively, the “Fleet”).

WITNESSETH:

WHEREAS, each Company is a property-casualty insurer subject to certain capital requirements of the insurance laws and regulations of its applicable jurisdiction of incorporation set forth on Schedule 1 (the “Domiciliary State”);

WHEREAS, each Company is an indirect wholly owned subsidiary of each of AIG and Chartis; and

WHEREAS, AIG has an interest in unconditionally maintaining and enhancing the Fleet’s financial condition (the “Fleet” for purposes of this Agreement shall be treated as one insurance company as if each Company combined its financial attributes into one entity):

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.             Capital Contributions.  In the event that the Fleet’s Total Adjusted Capital for each of the Fleet’s first and third fiscal quarters (as determined based on each Company’s first and third fiscal quarterly filed statutory financial statements, respectively, subject to any adjustments or modifications thereto required by the applicable Domiciliary State’s insurance department or the Fleet’s independent auditors) falls below the Specified Minimum Percentage of the Fleet’s projected year-end Authorized Control Level RBC (in each case as estimated by Chartis as of the end of each such first and third fiscal quarters, as the case may be, taking into account (for purposes of such estimation) facts and circumstances occurring after the end of such fiscal quarter but before such time as AIG would be obligated pursuant to paragraph 4 to make a contribution to Chartis), AIG shall, within the respective time periods set forth under paragraph 4, in accordance with paragraph 5 and in compliance with applicable law, provide to Chartis cash, cash equivalents, securities or other instruments that qualify (as admitted assets in the appropriate jurisdiction) for purposes of calculating the Fleet’s Total Adjusted Capital, as a contribution and not as a loan, in an amount such that the Fleet’s Total Adjusted Capital as of the end of each of the Fleet’s second and fourth fiscal quarter, as the case may be, will be projected at year-end to be at least equal to the Specified Minimum Percentage of the Fleet’s Authorized Control Level RBC.  Notwithstanding the foregoing, AIG may, at any time as it deems necessary in its sole discretion and in compliance with applicable law, make a contribution to Chartis in such amount as is required for the Fleet’s Total Adjusted Capital to equal a percentage of its Authorized Control Level RBC determined to be appropriate by Chartis and AIG.

2.             Dividends.  In the event that the Fleet’s Total Adjusted Capital (a) for each of the Fleet’s first, second and third fiscal quarters (as determined based on each Company’s first, second and third fiscal quarterly filed statutory financial statements, respectively, subject to any adjustments or modifications thereto required by the applicable Domiciliary State’s insurance department or the Fleet’s independent auditors) is in excess of the Specified Minimum Percentage of the Fleet’s projected Authorized Control Level RBC (in each case as estimated by Chartis as of the end of each such first, second and third fiscal quarters, as the case may be) or (b) as of each fiscal year end (as determined based on each Company’s fiscal year-end filed statutory financial statements, together with any adjustments or modifications thereto required by the applicable Domiciliary State’s insurance department or the Fleet’s independent auditors) is in excess of the Specified Minimum Percentage of the Fleet’s Authorized Control Level RBC (as determined based on each Company’s fiscal year-end statutory financial statements),  each Company shall, within the respective time periods set forth under paragraph 4, in accordance with paragraph 5 and subject to approval by each applicable Company’s board of directors as required by the laws of such Company’s Domiciliary State, declare and pay dividends ratably to its equity holders in an aggregate amount equal to the lesser of (i) the amount (to be determined by Chartis) necessary to reduce the Fleet’s projected or actual Total Adjusted Capital as of each of the end of the Fleet’s fiscal quarter or fiscal year, as the case may be, to a level equal to or not materially greater than the Specified Minimum Percentage of the Fleet’s Authorized Control Level RBC or (ii) the maximum amount permitted by the applicable Domiciliary State’s law to be paid as an ordinary dividend less an amount that the Company and AIG agree is appropriate to protect the Company from exceeding such maximum amount allowed by such Domiciliary State’s law as a result of potential audit adjustments or adjustments to the projections on which such dividend amount is based.  For the avoidance of doubt, this paragraph shall only require each Company to pay ordinary dividends subject to the other applicable conditions set forth in this

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paragraph being satisfied; under no circumstances shall any Company be required to pay any dividend which would trigger the extraordinary dividend provisions of the applicable Domiciliary State or that is otherwise prohibited by such Domiciliary State.  Notwithstanding the foregoing, this Agreement does not prohibit the payment of extraordinary dividends to reduce the Fleet’s projected or actual Total Adjusted Capital to a level equal to or not materially greater than the Specified Minimum Percentage of the Fleet’s Authorized Control Level RBC.

3.             Defined Terms.  For the avoidance of doubt, the terms “Total Adjusted Capital” and “Authorized Control Level RBC” shall have the meanings ascribed thereto under the insurance laws and regulations of the applicable Domiciliary State, or, if not defined therein, shall have the meanings ascribed thereto in the risk-based capital (“RBC”) instructions promulgated by the National Association of Insurance Commissioners (“NAIC”). The term “Specified Minimum Percentage” shall be equal to the percentage set forth on Schedule 2 attached hereto, which shall be agreed to by AIG and Chartis at least once every year beginning upon the date of the filing of each Company’s 2011 Annual Statement with the applicable Domiciliary State’s insurance department and following review against the capital adequacy standards and criteria (“Agency Criteria”) of each of Standard & Poor’s Corp. (“S&P”), Moody’s Investors Service (“Moody’s”) and A.M. Best Company (“A.M. Best”).  Notwithstanding the obligation of Chartis and AIG to review the Specified Minimum Percentage on an annual basis, the parties hereto agree to review and revise the Specified Minimum Percentage on a more frequent basis, if the parties agree it is appropriate, to take into account (a) any material changes after the date hereof to any Agency Criteria adopted by any of S&P, Moody’s or A.M. Best, on the one hand, or to the law of any applicable Domiciliary State or NAIC RBC rules or instructions, on the other hand, which causes the results under the Agency Criteria to diverge from that under the law of any applicable Domiciliary State or NAIC RBC rules or instructions, (b) any Company completes a material transaction that is treated materially differently by the Agency Criteria, on the one hand, and the NAIC RBC rules or instructions, on the other hand, or (c) any other material development or circumstance affecting the Fleet or any Company which AIG and Chartis agree merits a reevaluation of the Specified Minimum Percentage then in effect.

4.             Timing of Capital Contributions and Dividends.  Chartis and AIG agree that any contribution to be made under paragraph 1 will take place within the following two time periods per year, as applicable: (a) during the time beginning on the first business day after the last filing of any Company’s first fiscal quarterly statutory financial statements and ending on the last business day prior to the end of the Fleet’s second fiscal quarter; and (b) during the time beginning on the first business day after the last filing of any Company’s third fiscal quarterly statutory financial statements and ending on the last business day prior to the end of the Fleet’s fourth fiscal quarter. Notwithstanding the foregoing, in compliance with applicable law, any capital contribution provided for under paragraph 1 may be made by AIG after the close of any fiscal quarter or fiscal

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year of the Fleet but prior to the last filing by any Company of its statutory financial statements for such fiscal quarter or fiscal year, respectively, and contributions of this nature shall be recognized as capital contributions receivable as of the balance sheet date of the yet to be filed quarterly or annual financial statement (as the case may be), pursuant to paragraph 8 of Statement of Statutory Accounting Principles No. 72, to the extent approved by the applicable Domiciliary State.  Chartis and AIG further agree that any dividends to be made under paragraph 2 will take place as soon as practicable after the filing by each Company of the relevant fiscal quarter-end or fiscal year-end statutory financial statements or such earlier time as may be agreed by Chartis and AIG.

5.             Funding Mechanics.  At the time that any contribution is due under paragraph 4, AIG agrees that it will either (a) make such contribution to Chartis and Chartis shall further contribute such funds, securities or instruments to the applicable subsidiaries in furtherance of the purposes of this Agreement and in the reasonable discretion of the management of Chartis, or (b) make such contribution directly to any applicable Company without receiving any capital stock or other ownership interest in exchange therefor, subject in either case to any required regulatory approvals.  At any time any dividends are due under paragraph 4, each Company agrees that it will make such dividend to such Company’s direct parent and both Chartis and such Company will use their best efforts to cause such direct parent to then dividend or otherwise provide such funds to AIG.  All contributions and dividends contemplated under this Agreement shall be approved, declared and made, as applicable, in compliance with applicable law, including, without limitation, approval by the board of directors of each applicable entity (including any applicable Company) and any prior notice or approval requirements specified under applicable rules and regulations of any applicable Domiciliary State.

6.             AIG Policies.  Subject to the requirements of applicable law and the approval, to the extent required, by any or all of any Company’s or Chartis’ senior management, relevant management committees, board of directors, and of any insurance regulator, each Company and Chartis hereby acknowledges that, in a manner consistent with past practice and any other reasonable requirements of AIG, it will comply with all financial and budgetary planning, risk mitigation, derisking or pricing, corporate governance, investment, informational and procedural requirements set forth by AIG.

7.             No Failure to Claim.  AIG hereby waives any failure or delay on the part of Chartis or any Company in asserting or enforcing any of its rights or in making any claims or demands hereunder.

8.             Termination.  Unless earlier terminated in accordance with this paragraph 8, this Agreement shall continue indefinitely.  AIG shall have the absolute right to terminate this Agreement upon thirty (30) days’ prior written notice to Chartis and each applicable Company, which notice shall state the

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effective date of termination (the “Termination Date”); provided, however, that AIG agrees not to terminate this Agreement unless (a) AIG significantly modifies the corporate structure or ownership of Chartis or any Company, or (b) AIG sells Chartis or any Company to an acquirer, in each case, (i) having a rating from at least one of S&P, Moody’s, A.M. Best or a substitute agency, which is a nationally recognized statistical rating organization, that is at least equal to the lower of (x) AIG’s then-current rating from such agency or (y) the then-current rating of Chartis or such Company, as applicable, being restructured or sold as supported by this Agreement from such agency; or (ii) such that, immediately on the effective date of the modification of the corporate structure or sale by AIG of Chartis or such Company, Chartis’ or such Company’s capitalization, as applicable, is consistent with the minimum capital adequacy standards and criteria of at least one of S&P, Moody’s, A.M. Best or a substitute agency, which is a nationally recognized statistical rating organization, for a rating that is equal to or better than Chartis’ or such Company’s, as applicable, then-current rating on the date immediately preceding such modification of corporate structure or sale.  To the extent not terminated previously by AIG pursuant to the foregoing, this Agreement will terminate automatically, with respect to any particular Company, one year after the closing of any sale of such Company by AIG, and all provisions hereof will be of no further force and effect.  For the avoidance of doubt, the termination of this Agreement pursuant to this paragraph 8 shall not relieve either party of any obligation it may owe to the other party hereunder that existed prior to, and remains outstanding as of, the Termination Date.

9.             Policyholder Rights.  Any policyholder holding a policy issued by any Company prior to the termination of this Agreement shall have the right to demand that such Company enforce such Company’s rights under paragraphs 1, 4 and 5 of this Agreement, and, if such Company fails or refuses to take timely action to enforce such rights or such Company defaults in any claim or other payment owed to any such policyholder when due, such policyholder may proceed directly against AIG to enforce such Company’s rights under paragraphs 1, 4 and 5 of this Agreement; provided, however, that no policyholder of any Company may take any action authorized under this paragraph 9 unless and until (a) such policyholder has given AIG written notice of its intent to enforce the terms of this Agreement as provided in this paragraph 9, which notice shall specify in reasonable detail the nature of and basis for the policyholder’s complaint and (b) AIG has failed to comply with this Agreement within sixty (60) days after such notice is given; and, provided, further, that upon termination of this Agreement in accordance with paragraph 8 hereof, the rights of any policyholder as provided for under this paragraph 9 shall terminate effective as of the Termination Date, except with respect to the obligation of AIG (if any) to make capital contributions to any Company pursuant to paragraphs 1, 4 and 5 of this Agreement solely to the extent such obligation arose prior to, and remained unsatisfied as of, the Termination Date (it being understood that upon AIG’s satisfaction of all such obligations after the Termination Date, no such

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policyholder shall have any rights against Chartis or any Company or AIG, as the case may be, under this paragraph 9).

10.          No Indebtedness; No Policyholder Recourse Against AIG.  This Agreement is not, and nothing herein contained and nothing done pursuant hereto by AIG shall constitute or be construed or deemed to constitute, an evidence of indebtedness or an obligation or liability of AIG as guarantor, endorser, surety or otherwise in respect of any obligation, indebtedness or liability, of any kind whatsoever, of Chartis or any Company.  This Agreement does not provide, and is not intended to be construed or deemed to provide, any policyholder of any Company with recourse to or against any of the assets of AIG.

11.          Notices.  Any notice, instruction, request, consent, demand or other communication required or contemplated by this Agreement shall be in writing, shall be given or made or communicated by United States first class mail, addressed as follows:

If to AIG:

American International Group, Inc.
180 Maiden Lane
New York, New York 10038
Attention: Secretary

If to Chartis:

Chartis Inc.
175 Water Street, 24th Floor
New York, NY 10038
Attention: Chief Financial Officer

with a copy (which shall not constitute notice) to:

Chartis U.S. Law Department
175 Water Street, 18th Floor
New York, NY 10038
Attention: Chartis U.S. General Counsel

12.          Fiscal Year.  Each of the Companies represents that its fiscal year is the same as each other Company and covenants that it shall not change its fiscal year without the prior written consent of AIG.

13.          Entire Agreement.  Effective upon the date of filing of each Company’s 2011 Annual Statements with each applicable Domiciliary State, this Agreement shall constitute the entire agreement among the parties hereto and

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supersedes and replaces each agreement, dated February 25, 2011, by and between AIG, on the one hand, and each Company, on the other hand, regarding capital maintenance without the need for any action.

14.          Successors.  The covenants, representations, warranties and agreements herein set forth shall be mutually binding upon and inure to the mutual benefit of AIG and its successors and each of Chartis and each Company and its successors.

15.          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of New York, without giving effect to the principles of conflict of laws.

16.          Severability.  If any provision of this Agreement shall be declared null, void or unenforceable in whole or in part by any court, arbitrator or governmental agency, said provision shall survive to the extent it is not so declared and all the other provisions of this Agreement shall remain in full force and effect unless, in each case, such declaration shall serve to deprive any of the parties hereto of the fundamental benefits of or rights under this Agreement.

17.          Entire Agreement; Amendments.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussion, whether oral or written, of the parties.  This Agreement may be amended at any time by written agreement or instrument signed by the parties hereto.

18.          Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

19.          Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ David L. Herzog
	Name:	David L. Herzog
	Title:	Chief Financial Officer

By:	/s/ Jeffrey A. Welikson
	Name:	Jeffrey A. Welikson
	Title:	Corporate Secretary

CHARTIS INC.

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Chief Financial Officer and Senior Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Assistant Secretary

AIU INSURANCE COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

AMERICAN HOME ASSURANCE COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

CHARTIS CASUALTY COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

CHARTIS PROPERTY CASUALTY COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

CHARTIS SPECIALTY INSURANCE COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

COMMERCE AND INDUSTRY INSURANCE COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

GRANITE STATE INSURANCE COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

ILLINOIS NATIONAL INSURANCE CO.

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

LEXINGTON INSURANCE COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

NEW HAMPSHIRE INSURANCE COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Executive Vice President

By:	/s/ Denis M. Butkovic
	Name:	Denis M. Butkovic
	Title:	Secretary

SCHEDULE 1

	Company	Domiciliary State
(a)	AIU Insurance Company	NY
(b)	American Home Assurance Company	NY
(c)	Chartis Casualty Company	PA
(d)	Chartis Property Casualty Company	PA
(e)	Chartis Specialty Insurance Company	IL
(f)	Commerce and Industry Insurance Company	NY
(g)	Granite State Insurance Company	PA
(h)	Illinois National Insurance Co.	IL
(i)	Lexington Insurance Company	DE
(j)	National Union Fire Insurance Company of Pittsburgh, Pa.	PA
(k)	New Hampshire Insurance Company	PA
(l)	The Insurance Company of the State of Pennsylvania	PA

SCHEDULE 2

The Specified Minimum Percentage shall equal 350% of the Fleet’s Authorized Control Level RBC.